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                                                                    EXHIBIT 10.2



                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                           EDDIE BAUER HOLDINGS, INC.,

                               EDDIE BAUER, INC.,
                                  as Borrower,

                         and certain of its Subsidiaries

                                   in favor of

                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent

                            Dated as of June 21, 2005

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                                TABLE OF CONTENTS

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
SECTION 1. DEFINED TERMS.................................................     1
           1.1  Definitions..............................................     1
           1.2  Other Definitional Provisions............................     4

SECTION 2. GUARANTEE.....................................................     5
           2.1  Guarantee................................................     5
           2.2  Right of Contribution....................................     5
           2.3  No Subrogation...........................................     5
           2.4  Amendments, etc. with respect to the Borrower
                Obligations..............................................     6
           2.5  Guarantee Absolute and Unconditional.....................     6
           2.6  Reinstatement............................................     7
           2.7  Payments.................................................     7

SECTION 3. GRANT OF SECURITY INTEREST....................................     7

SECTION 4. REPRESENTATIONS AND WARRANTIES................................     8
           4.1  Title; No Other Liens....................................     8
           4.2  Perfected First Priority Liens...........................     8
           4.3  Perfected Second Priority Liens..........................     9
           4.4  Jurisdiction of Organization; Chief Executive Office.....     9
           4.5  Farm Products............................................     9
           4.6  Investment Property......................................     9
           4.7  Receivables..............................................     9
           4.8  Contracts................................................    10
           4.9  Intellectual Property....................................    10
           4.10 Commercial Tort Claims...................................    11

SECTION 5. COVENANTS.....................................................    11
           5.1  Delivery of Instruments, Certificated Securities and
                Chattel Paper............................................    11
           5.2  Maintenance of Insurance.................................    11
           5.3  Payment of Obligations...................................    11
           5.4  Maintenance of Perfected Security Interest; Further
                Documentation............................................    11
           5.5  Changes in Name, etc.....................................    12
           5.6  Notices..................................................    12
           5.7  Investment Property......................................    12
           5.8  Receivables..............................................    13
           5.9  Contracts................................................    13
           5.10 Intellectual Property....................................    13
           5.11 Commercial Tort Claims...................................    15

SECTION 6. REMEDIAL PROVISIONS...........................................    15
           6.1  Certain Matters Relating to Receivables..................    15
           6.2  Communications with Obligors; Grantors Remain Liable.....    15
           6.3  Pledged Stock............................................    16
           6.4  Proceeds to be Turned Over To Administrative Agent.......    17
           6.5  Application of Proceeds..................................    17
           6.6  Code and Other Remedies..................................    18
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                                        i

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
           6.7  Deficiency...............................................    18

SECTION 7. THE ADMINISTRATIVE AGENT......................................    18
           7.1  Administrative Agent's Appointment as Attorney-in-Fact,
                etc......................................................    18
           7.2  Duty of Administrative Agent.............................    20
           7.3  Execution of Financing Statements........................    20
           7.4  Authority of Administrative Agent........................    20

SECTION 8. MISCELLANEOUS.................................................    21
           8.1  Amendments in Writing....................................    21
           8.2  Notices..................................................    21
           8.3  No Waiver by Course of Conduct; Cumulative Remedies......    21
           8.4  Enforcement Expenses; Indemnification....................    21
           8.5  Successors and Assigns...................................    21
           8.6  Set-Off..................................................    22
           8.7  Counterparts.............................................    22
           8.8  Severability.............................................    22
           8.9  Section Headings.........................................    22
           8.10 Integration..............................................    22
           8.11 GOVERNING LAW............................................    22
           8.12 Submission To Jurisdiction; Waivers......................    22
           8.13 Acknowledgements.........................................    23
           8.14 Additional Grantors......................................    23
           8.15 Releases.................................................    23
           8.16 WAIVER OF JURY TRIAL.....................................    24

SCHEDULES

Schedule 1 Notice Addresses
Schedule 2 Investment Property
Schedule 3 Perfection Matters - Term Lender Priority Collateral
Schedule 4 Perfection Matters - Revolving Lender Priority Collateral
Schedule 5 Jurisdictions of Organization and Chief Executive Offices
Schedule 6 Intellectual Property
Schedule 7 Contracts

                       GUARANTEE AND COLLATERAL AGREEMENT

          GUARANTEE AND COLLATERAL AGREEMENT, dated as of June 21, 2005 made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Term Loan Agreement, dated as of June 21, 2005 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), among Eddie Bauer Holdings, Inc. ("Holdings"), Eddie Bauer, Inc. (the "Borrower"), the Lenders and the Administrative Agent.

                                   WITNESSETH:

          WHEREAS, pursuant to the Loan Agreement, the Lenders have severally agreed to make loans and other extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

          WHEREAS, the proceeds of the loans and the other extensions of credit under the Loan Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

          WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the loans and other extensions of credit under the Loan Agreement; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans and other extensions of credit to the Borrower under the Loan Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Loan Agreement and to induce the Lenders to make their respective loans and other extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                            SECTION 1. DEFINED TERMS

     1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement, and the following terms are used herein as defined in the New York
UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

     (b) The following terms shall have the following meanings:

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                                                                               2


          "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Secured Lender whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreement, this Agreement, the other Loan Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

          "Collateral": as defined in Section 3.

          "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

          "Contracts": the material contracts and agreements of any Grantor listed in Schedule 7, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

          "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule
6), granting any right under any Copyright, including, without limitation, the grant of such rights to manufacture, distribute, exploit and sell materials embodying any work protected by such Copyright.

          "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

          "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

          "Foreign Subsidiary Voting Stock": the voting Capital Stock of any first tier Foreign Subsidiary.

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                                                                               3


          "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "Guarantors": the collective reference to each Grantor other than the Borrower.

          "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Intercompany Note": any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

          "Intercreditor Agreement": the Intercreditor Agreement, dated as of June 21, 2005, among the Grantors, the Administrative Agent and the ABL Facility Agent.

          "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

          "Issuers": the collective reference to each issuer of any Investment Property.

          "Material Intellectual Property": any Intellectual Property owned by a Grantor and material to the operation of such Grantor's business as currently conducted.

          "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

          "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, and all reissues and extensions thereof, including, without limitation, any of the foregoing referred to in
Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in
Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

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                                                                               4


          "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

          "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 66% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

          "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

          "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Revolving Lender Priority Collateral": as defined in the Intercreditor Agreement.

          "Secured Parties": the collective reference to the Administrative Agent and the Lenders.

          "Securities Act": the Securities Act of 1933, as amended.

          "Term Lender Priority Collateral": as defined in the Intercreditor Agreement.

          "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

          "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

     1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

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                                                                               5


                              SECTION 2. GUARANTEE

     2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

     (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Secured Parties hereunder.

     (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full.

     (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full.

     2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

     2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by the Borrower on account of the Borrower Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the

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                                                                               6


exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

     2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Loan Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as

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                                                                               7


a matter of law, of any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent for the ratable benefit of the Secured Parties without set-off or counterclaim in Dollars at the Funding Office.

                     SECTION 3. GRANT OF SECURITY INTEREST

          Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

     (a) all Accounts;

     (b) all Chattel Paper;

     (c) all Contracts;

     (d) all Deposit Accounts;

     (e) all Documents (other than title documents with respect to Vehicles);

     (f) all Equipment;

     (g) all Fixtures;

     (h) all General Intangibles;

     (i) all Instruments;

     (j) all Intellectual Property;

     (k) all Inventory;

     (l) all Investment Property other than the Capital Stock of the Securitization Subsidiaries and any dividends from the Securitization Subsidiaries payable to Holdings in respect of the Securitization Note;

     (m) all Letter-of-Credit Rights;

     (n) all Commercial Tort Claims with respect to Brookstone Company, Inc., et al., Plaintiffs (Eddie Bauer, Inc.) v. Pyramid Company of Hadley, et al., Defendants, pending before the United States District Court for the Northern District of New York (Case No. 96-CV-1215-NAM-GLS);

     (o) all other property not otherwise described above (except for any property specifically excluded from any clause in this section above, and any property specifically excluded from any defined term used in any clause of this section above);

     (p) all books and records pertaining to the Collateral; and

     (q) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

          provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained from any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into the Loan Agreement and to induce the Lenders to make their respective loans and other extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Secured Parties that:

     4.1 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Loan Agreement (including the Liens granted to secure the obligations under the ABL Facility Agreement), such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Loan Agreement (including the Liens granted to secure the obligations under the ABL Facility Agreement). For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

     4.2 Perfected First Priority Liens. The security interests in the Term Lender Priority Collateral granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on such

Schedule 3, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Term Lender Priority Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof and the Intercreditor Agreement against all creditors of such Grantor and any Persons purporting to purchase any Term Lender Priority Collateral from such Grantor and
(b) are prior to all other Liens on the Term Lender Priority Collateral in existence on the date hereof except for Liens permitted by the Loan Agreement which have priority over the Liens on the Term Lender Priority Collateral.

     4.3 Perfected Second Priority Liens. The security interests in the Revolving Lender Priority Collateral granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 4 (which, in the case of all filings and other documents referred to on such Schedule 4, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Revolving Lender Priority Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Revolving Lender Priority Collateral from such Grantor and (b) are prior to all other Liens on the Revolving Lender Priority Collateral in existence on the date hereof except for (x) Liens securing the ABL Facility and (y) Liens permitted by the Loan Agreement which have priority over the Liens on the Revolving Lender Priority Collateral.

     4.4 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 5. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organizational document, as applicable, and long-form good standing certificate as of a date which is recent to the date hereof.

     4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

     4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 66% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

     (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and the Liens granted to secure the obligations under the ABL Facility Agreement.

     4.7 Receivables. (a) To the best of each Grantor's knowledge, no amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent, except, at any time when the ABL Facility remains outstanding, any such Instrument or Chattel Paper which evidences Receivables in respect of Revolving Lender Priority Collateral which have been delivered to the ABL Facility Agent.

     (b) To the best of each Grantor's knowledge, none of the obligors on any Receivables is a Governmental Authority.

     4.8 Contracts. (a) Except as could not reasonably be expected to have a Material Adverse Effect, each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (b) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (c) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (d) To the best of each Grantor's knowledge, no amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

     (e) To the best of each Grantor's knowledge, none of the parties to any Contract is a Governmental Authority.

     4.9 Intellectual Property. (a) Schedule 6 lists all registered Intellectual Property and all Material Intellectual Property subject to pending applications owned by such Grantor in its own name on the date hereof.

     (b) On the date hereof, all Material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

     (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any exclusive licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

     (d) No holding, decision or judgment has been rendered by any Governmental Authority which limits, cancels or questions the validity of, or such Grantor's rights in, any Intellectual Property owned or licensed by such Grantor in any respect that could reasonably be expected to have a Material Adverse Effect.

     (e) Except as described in Schedule 3.9 to the Loan Agreement, no material action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property owned or licensed by such Grantor or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would materially adversely affect the value of any Intellectual Property owned or licensed by such Grantor.

     4.10 Commercial Tort Claims. On the date hereof, except to the extent listed in Section 3 above, no Grantor has rights in any Commercial Tort Claim with potential value in excess of $100,000.

                              SECTION 5. COVENANTS

          Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full:

     5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper in excess of $5,000,000, such Instrument, Certificated Security or Chattel Paper shall be delivered to the Administrative Agent within five Business Days after receipt thereof in the case of Collateral, and in the case of Revolving Lender Priority Collateral, at any time when the ABL Facility remains outstanding, to the ABL Facility Agent, in each case duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     5.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against casualties as may be reasonably satisfactory to the Administrative Agent and (ii) insuring such Grantor and the Administrative Agent for the benefit of the Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent.

     (b) All such insurance shall (i) name the Administrative Agent as insured party or loss payee and (ii) be reasonably satisfactory in all other respects to the Administrative Agent.

     (c) The Borrower shall deliver to the Administrative Agent on behalf of the Lenders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower's audited annual financial statements and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

     5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

     5.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Sections
4.2 and 4.3 and at the request of the Administrative Agent shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor and the ABL Facility Agent under the Loan Documents and the Intercreditor Agreement to dispose of the Collateral.

     (b) Such Grantor will furnish to the Administrative Agent on behalf of the Lenders from time to time statements and schedules further identifying and describing the assets and property of such

Grantor and such other reports in connection therewith, in each case as the Administrative Agent may reasonably request, all in reasonable detail.

     (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment Property, Deposit Accounts (other than Deposit Accounts that typically have a zero balance at the end of each Business Day), Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

     5.5 Changes in Name, etc. Such Grantor will not, except upon 10 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization from that referred to in Section 4.4 or
(ii) change its name.

     5.6 Notices. Such Grantor will advise the Administrative Agent on behalf of the Lenders promptly, in reasonable detail, of:

     (a) any Lien (other than security interests created hereby or Liens permitted under the Loan Agreement, including the Liens granted to secure the obligations under the ABL Facility Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

     (b) of the occurrence of any other event which could reasonably be expected to materially adversely affect the aggregate value of the Collateral or on the security interests created hereby.

     5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

     (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Loan Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and Liens granted to secure the obligations under the ABL Facility Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

     (c) In the case of each Grantor which is an Issuer, such Issuer agrees that
(i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) with respect to the Investment Property issued by it.

     5.8 Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

     (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that contests the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Receivables.

     5.9 Contracts. (a) Such Grantor will perform and comply in all respects with all its obligations under the Contracts except as could not reasonably be expected to have a Material Adverse Effect.

     (b) Other than in the ordinary course of business consistent with its past practice, such Grantor will not amend, modify, terminate or waive any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

     (c) At the request of the Administrative Agent, such Grantor will deliver to the Administrative Agent a copy of each Contract and any demand, notice or document received by it relating in any way to any Contract that questions the validity or enforceability of such Contract.

     5.10 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) maintain as in the past the quality of products and services offered under each material Trademark owned by such Grantor, (ii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated, impaired or abandoned in any way, unless such Grantor shall have reasonably determined that the use or maintenance of such Intellectual Property is no longer desirable in the conduct of such Grantor's business.

     (b) Such Grantor will not (and will not permit any licensee or sublicensee thereof to) do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

     (c) Such Grantor will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (and will not permit any licensee or sublicensee thereof to) do any act whereby any material portion of the Copyrights may fall into the public domain.

     (d) Such Grantor will not (and will not permit any licensee or sublicensee thereof to) do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

     (e) Such Grantor will notify the Administrative Agent and the Lenders within fifteen Business Days after the last day of any fiscal quarter during which it became aware that any application or registration relating to any Material Intellectual Property has become forfeited, abandoned or dedicated to the public, or which such application or registration such Grantor reasonably expects may become forfeited, abandoned or dedicated to the public, or of any adverse determination (including, without limitation, the institution of, or any such determination in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same, except for non-final prosecution correspondence with the United States Patent and Trademark Office or the United States Copyright Office.

     (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within fifteen Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Secured Parties' security interest in any Copyright, Patent or Trademark and any goodwill and general intangibles of such Grantor relating thereto or represented thereby.

     (g) Such Grantor will take all reasonable steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, that are necessary to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (h) In the event that such Grantor becomes aware that any Material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and
(ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and, if consistent with such Grantor's reasonable business judgment, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

     5.11 Commercial Tort Claims. If such Grantor shall obtain an interest in any Commercial Tort Claim with a potential value in excess of $100,000, such Grantor shall within 30 days of obtaining such interest sign and deliver documentation reasonably requested by the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

                         SECTION 6. REMEDIAL PROVISIONS

     6.1 Certain Matters Relating to Receivables. (a) Subject to the Intercreditor Agreement, (i) the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable and no more frequently than once per fiscal year (unless an Event of Default shall have occurred and be continuing, in which case there shall not be any limits), and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications and (ii) at any time but no more frequently than once per fiscal year (unless an Event of Default shall have occurred and be continuing, in which case there shall not be any limits), upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

     (b) Subject to the Intercreditor Agreement, (i) the Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Administrative Agent's direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default and (ii) if required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (A) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (B) until so turned over, shall be held by such Grantor in trust for the Administrative Agent for the benefit of the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) Subject to the Intercreditor Agreement, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

     6.2 Communications with Obligors; Grantors Remain Liable. (a) Subject to the Intercreditor Agreement, upon reasonable notice to the Grantors the Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

     (b) Subject to the Intercreditor Agreement, upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

     (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Loan Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, which would be inconsistent with or result in any violation of any provision of the Loan Agreement, this Agreement or any other Loan Document.

     (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give written notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

     (d) Each Grantor recognizes that upon the occurrence and during the continuance of an Event of Default the Administrative Agent may be unable to effect a public sale of any or all of the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees to the extent permitted by law that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     6.4 Proceeds to be Turned Over To Administrative Agent. Subject to the Intercreditor Agreement, in addition to the rights of the Administrative Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required) to be applied to the Obligations. All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

     6.5 Application of Proceeds. Subject to the Intercreditor Agreement and the second proviso in Section 2.6(c) of the Loan Agreement, at such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

          First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

          Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

          Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and

          Fourth, any balance remaining after the Obligations shall have been paid in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

     6.6 Code and Other Remedies. Subject to the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's reasonable request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     6.7 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                      SECTION 7. THE ADMINISTRATIVE AGENT

     7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Subject to the Intercreditor Agreement, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. At any time when an Event of Default has occurred and is continuing and without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 6.6, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) to the extent permitted by applicable law, assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under
Section 2.9 of the Loan Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

     (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

     7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

     8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Loan Agreement.

     8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.2 of the Loan Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

     8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of financial advisors and counsel to each Lender and the Administrative Agent.

     (b) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (c) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.5 of the Loan Agreement.

     (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Loan Agreement and the other Loan Documents.

     8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

     8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Loan Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

     8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New

York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this
Section 8.12 any special, exemplary, punitive or consequential damages.

     8.13 Acknowledgements. Each Grantor hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

     (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

     8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.10 of the Loan Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

     8.15 Releases. (a) At such time as the Loans and the other Obligations shall have been paid in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Loan Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Loan Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Loan Agreement and the other Loan Documents.

     8.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                        [NAME OF GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                           ACKNOWLEDGEMENT AND CONSENT

     The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of June 21, 2005 (the "Agreement"), made by the Grantors parties thereto for the benefit of JPMORGAN CHASE BANK, N.A., as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

          1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

          2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

          3. The terms of Sections 6.3(c) of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) of the Agreement.

                                        [NAME OF ISSUER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address for Notices:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Fax:
                                             -----------------------------------

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the "Additional Grantor"), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") parties to the Loan Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Loan Agreement.

                                   WITNESSETH:

          WHEREAS, Eddie Bauer Holdings, Inc. ("Holdings"), Eddie Bauer, Inc. (the "Borrower"), the Lenders and the Administrative Agent have entered into a Loan Agreement, dated as of June 21, 2005 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement");

          WHEREAS, in connection with the Loan Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 21, 2005 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

          WHEREAS, the Loan Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                    Annex 1-A to
                                                            Assumption Agreement

                            Supplement to Schedule 1

                            Supplement to Schedule 2

                            Supplement to Schedule 3

                            Supplement to Schedule 4

                            Supplement to Schedule 5

                            Supplement to Schedule 6

                            Supplement to Schedule 7

                                                                      SCHEDULE 1

                         NOTICE ADDRESSES OF GUARANTORS

GUARANTORS                                           NOTICE ADDRESS
----------                                      -----------------------
Distribution Fulfillment Services, Inc. (DFS)   6600 Alum Creek Drive
                                                Groveport, OH 43125

Eddie Bauer Services, LLC                       6600 Alum Creek Drive
                                                Groveport, OH 43125

Eddie Bauer Information Technology, LLC         800 Pasquinelli Drive
                                                Westmont, IL 60559-1275

Eddie Bauer Holdings, Inc.                      15010 NE 36th Street
                                                Redmond, WA 98052

                                                                      SCHEDULE 2

                       DESCRIPTION OF INVESTMENT PROPERTY

PLEDGED STOCK:

                                                            STOCK/MEMBERSHIP          NO. OF SHARES/
ISSUER                                 CLASS OF STOCK    INTEREST CERTIFICATE NO.   MEMBERSHIP INTERESTS
------                                ----------------   ------------------------   --------------------
Eddie Bauer, Inc.                     Common par value               3                      5,000
                                       $100 per share

Distribution Fulfillment Services,    Common par value               3                      1,000
Inc. (DFS)                              $1 per share

Eddie Bauer Services, LLC                    N/A                     1                          1

Eddie Bauer Information Technology,          N/A                     1                          1
LLC

PLEDGED NOTES:

NONE.

                                                                      SCHEDULE 3

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS
                       IN TERM LENDER PRIORITY COLLATERAL

                         Uniform Commercial Code Filings

GRANTOR                                   UCC-1 FILING OFFICES
-------                                   --------------------
Eddie Bauer, Inc.                         Delaware Secretary of State
Eddie Bauer Holdings, Inc.                Delaware Secretary of State
Distribution Fulfillment Services, Inc.   Delaware Secretary of State
Eddie Bauer Services, LLC                 Ohio Secretary of State
Eddie Bauer Information Technology, LLC   Delaware Secretary of State

                          Patent and Trademark Filings

GRANTOR             FILING OFFICE
-------             -------------
Eddie Bauer, Inc.   United States Patent and Trademark Office

                                Copyright Filings

GRANTOR             FILING OFFICE
-------             -------------
Eddie Bauer, Inc.   United States Copyright Office

                      Actions with respect to Pledged Stock

1. Eddie Bauer, Inc. shall deliver to the Administrative Agent stock certificate no. 3 issued by Eddie Bauer, Inc. to Eddie Bauer Holdings, Inc. and provide a stock powers to such stock certificate.

2. Distribution Fulfillment Services, Inc. (DFS) shall deliver to the Administrative Agent stock certificate no. 2 issued by Distribution Fulfillment Services, Inc. (DFS) to Eddie Bauer, Inc. and provide a stock power to such stock certificate.

3. Eddie Bauer Services, LLC shall deliver to the Administrative Agent certified membership interest no. 1 issued by Eddie Bauer Services, LLC to Eddie Bauer, Inc. and provide a power to such membership interest.

4. Eddie Bauer Information Technology, LLC shall deliver to the Administrative Agent certified membership interest no. 1 issued by Eddie Bauer Information Technology, LLC to Eddie Bauer, Inc. and provide a power to such membership interest.

                            Other Actions To Be Taken

1. Eddie Bauer, Inc., Distribution Fulfillment Services, Inc. (DFS), Eddie Bauer Services, LLC and Eddie Bauer Information Technology, LLC shall enter into the Intercreditor Agreement.

2. Upon termination of the ABL Facility Agreement, each of Eddie Bauer,Inc., Distribution Fulfillment Services, Inc. (DFS), Eddie Bauer Services, LLC and Eddie Bauer Information Technology, LLC shall have established a payment account and a related lock-box service for collection of its accounts at Wachovia, BankOne, KeyBank and Wells Fargo and, in each case, subject to a Block Account Agreement and other documentation acceptable to the Administrative Agent and shall have instructed each account debtor to make all payments directly to such payment account or to the address established for such lock-box service and shall provide evidence to the Administrative Agent, satisfactory to the Administrative Agent, that such instructions have been given.

                                                                      SCHEDULE 4

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS
                     IN REVOLVING LENDER PRIORITY COLLATERAL

                         Uniform Commercial Code Filings

The filings listed below will occur after the Uniform Commercial Code filings referred to in Schedule 3 are filed in the relevant Secretary of State offices.

GRANTOR                                   UCC-1 FILING OFFICES
-------                                   --------------------
Eddie Bauer, Inc.                         Delaware Secretary of State
Eddie Bauer Holdings, Inc.                Delaware Secretary of State
Distribution Fulfillment Services, Inc.   Delaware Secretary of State
Eddie Bauer Services, LLC                 Ohio Secretary of State
Eddie Bauer Information Technology, LLC   Delaware Secretary of State

                          Patent and Trademark Filings

The filing listed below will be made after the patent and trademark filing referred to in Schedule 3 has been made.

GRANTOR             FILING OFFICE
-------             -------------
Eddie Bauer, Inc.   United States Patent and Trademark Office

                                Copyright Filings

The filing listed below will be made after the copyright filing referred to in
Schedule 3 has been made.

GRANTOR             FILING OFFICE
-------             -------------
Eddie Bauer, Inc.   United States Copyright Office

                      Actions with respect to Pledged Stock

The following actions will be taken with respect to Pledged Stock after all Obligations have been paid in full:

1. Eddie Bauer, Inc. shall deliver to the Administrative Agent stock certificate no. 3 issued by Eddie Bauer, Inc. to Eddie Bauer Holdings, Inc. and provide a stock powers to such stock certificate.

2. Distribution Fulfillment Services, Inc. (DFS) shall deliver to the Administrative Agent stock certificate no. 2 issued by Distribution Fulfillment Services, Inc. (DFS) to Eddie Bauer, Inc. and provide a stock power to such stock certificate.

3. Eddie Bauer Services, LLC shall deliver to the Administrative Agent certified membership interest no. 1 issued by Eddie Bauer Services, LLC to Eddie Bauer, Inc. and provide a power to such membership interest.

4. Eddie Bauer Information Technology, LLC shall deliver to the Administrative Agent certified membership interest no. 1 issued by Eddie Bauer Information Technology, LLC to Eddie Bauer, Inc. and provide a power to such membership interest.

                                  Other Actions

1. Eddie Bauer, Inc., Distribution Fulfillment Services, Inc. (DFS), Eddie Bauer Services, LLC and Eddie Bauer Information Technology, LLC shall enter into the Intercreditor Agreement.

2. Within 90 days of the Closing Date, each of Eddie Bauer,Inc., Distribution Fulfillment Services, Inc. (DFS), Eddie Bauer Services, LLC and Eddie Bauer Information Technology, LLC shall have established a payment account and a related lock-box service for collection of its accounts at Wachovia, BankOne, KeyBank and Wells Fargo and, in each case, subject to a Block Account Agreement and other documentation acceptable to Bank of America, N.A. and shall have instructed each account debtor to make all payments directly to such payment account or to the address established for such lock-box service and shall provide evidence to Bank of America, N.A., satisfactory to Bank of America, N.A., that such instructions have been given.

                                                                      SCHEDULE 5

       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

                                                  JURISDICTION          LOCATION OF
GRANTOR                                         OF ORGANIZATION   CHIEF EXECUTIVE OFFICE
-------                                         ---------------   ----------------------
Eddie Bauer, Inc.                                   Delaware       15010 NE 36th Street
                                                                   Redmond, WA 98052
Eddie Bauer Services, LLC                             Ohio         6600 Alum Creek Drive
                                                                   Groveport, OH
Eddie Bauer Information Technology, LLC             Delaware       800 Pasquinelli Drive
                                                                   Westmont, IL
Eddie Bauer Holdings, Inc.                          Delaware       15010 NE 36th Street
                                                                   Redmond, WA 98052
Distribution Fulfillment Services, Inc. (DFS)       Delaware       6600 Alum Creek Drive
                                                                   Groveport, OH 43125

                                                                      SCHEDULE 6

                                   SCHEDULE 6

                              INTELLECTUAL PROPERTY

1.   EDDIE BAUER, INC. U.S. TRADEMARK REGISTRATIONS

TRADEMARK                                                  NUMBER      DATE
---------                                                  ------      ----
"Our creed. To give you such outstanding quality, value
   service and guarantee that we may be worthy of your
   high esteem"                                            2327855     03/14/00
Activator                                                  2483723     08/28/01
All Week Long                                              1482049     03/22/88
Chehalis Sweater                                           2409309     11/28/00
Crosswinds                                                 2284107     10/05/99
Deer Bay                                                   2458171     06/05/01
Downlight                                                  2474273     07/31/01
Ebtek                                                      1990423     07/30/96
Ebtek                                                      2082388     07/22/97
Ebtek                                                      2172875     07/14/98
Ebtek                                                      2498168     10/16/01
Eddie Bauer                                                880279      11/11/69
Eddie Bauer                                                994152      09/24/74
Eddie Bauer                                                2199981     10/27/98
Eddie Bauer                                                2237509     04/06/99
Eddie Bauer                                                2251500     06/08/99
Eddie Bauer                                                2265464     07/27/99
Eddie Bauer                                                2308646     01/18/00
Eddie Bauer                                                2325813     03/07/00
Eddie Bauer                                                2331757     03/21/00
Eddie Bauer                                                2364451     07/04/00
Eddie Bauer                                                2368565     07/18/00
Eddie Bauer                                                2430268     02/20/01
Eddie Bauer                                                2447116     04/24/01
Eddie Bauer                                                2469401     07/17/01
Eddie Bauer                                                2473338     07/31/01
Eddie Bauer                                                2483518     08/28/01
Eddie Bauer                                                2482728     08/28/01
Eddie Bauer                                                2490354     09/18/01
Eddie Bauer                                                2534952     01/29/02
Eddie Bauer                                                2564655     04/23/02
Eddie Bauer                                                2580307     06/11/02
Eddie Bauer                                                2589917     07/02/02
Eddie Bauer                                                2892465     10/12/04
Eddie Bauer                                                2722529     06/03/03

TRADEMARK                                                  NUMBER      DATE
---------                                                  ------      ----
Eddie Bauer                                                2722528     06/03/03
Eddie Bauer                                                2942552     04/19/05
Eddie Bauer Adventurer                                     2260794     07/13/99
Eddie Bauer Balance                                        2133309     01/27/98
Eddie Bauer Coffee And Shop                                2162220     06/02/98
Eddie Bauer Coffee and Shop                                2215435     12/29/98
Eddie Bauer Est. 1920 Stencil Goose (Design)               2307185     01/11/00
Eddie Bauer Experience Based                               2464677     06/26/01
Eddie Bauer Goose Logo                                     2249685     06/01/99
Eddie Bauer Goose Logo                                     2272158     08/24/99
Eddie Bauer Home                                           2323764     02/29/00
Eddie Bauer Legend for Four Generations and Design         2421176     01/16/01
Eddie Bauer Legends                                        2010623     10/22/96
Eddie Bauer Lifestyles                                     2363600     07/04/00
Eddie Bauer Outdoor Outfitter Since 1920 (And Design)      1580777     01/30/99
Eddie Bauer S.E.E.D. Fund                                  2178649     08/04/98
Eddie Bauer Signature Design                               880280      11/11/69
Eddie Bauer Signature Design                               1447361     07/14/87
Eddie Bauer Signature Design                               2331753     03/21/00
Eddie Bauer Signature Design                               2257761     06/29/99
Eddie Bauer Signature Design                               2942551     04/19/05
Eddie Bauer Signature Design                               2249698     06/01/99
Eddie Bauer Signature Design                               2274112     08/31/99
Eddie Bauer Signature Design                               2892466     10/12/04
Eddie Bauer Since 1920 Goose Clock Design                  2331904     03/21/00
Elkhorn                                                    2801167     12/30/03
Experience Based                                           2464678     06/26/01
Guide Bag                                                  2503096     10/30/01
Journeyman Bomber                                          2369427     06/18/00
Kara Koram                                                 798431      11/02/65
Laconner                                                   2392157     10/03/00
More Bedding, More Bath, More At Home                      2626680     09/24/02
North Cascade                                              2418414     01/02/01
Northwind                                                  2001876     09/17/96
Our Guarantee. Every Item We Sell Will Give You Complete
   Satisfaction Or You May Return It For a Full Refund     2327854     03/14/00
Outdoor Gear for Life's Adventures                         2724007     06/10/03
Peel & Go (And Design)                                     2509561     11/20/01
Polar Parka                                                1023494     10/21/75
Ridgeline(1)                                               1861863     11/8/94
Snapjac                                                    846314      03/19/68

----------
(1)  Eddie Bauer, Inc. believes that this trademark is to be abandoned.

TRADEMARK                                                  NUMBER      DATE
---------                                                  ------      ----
Snowline(2)                                                1000773     12/31/74
Snohomish                                                  2700812     03/25/03
Snohomish                                                  2500760     10/23/01
Stormcheck                                                 1488590     05/17/88
Stormcheck                                                 2632241     10/08/02
Tapestry Vine(3)                                           2204237     11/17/98
Thermolene                                                 1715903     09/15/92
Weatheredge                                                2375777     08/08/00
Windfoil                                                   1483617     04/05/88
www.eddiebauer.com                                         2429474     02/20/01

2.   EDDIE BAUER, INC. U.S. TRADEMARK APPLICATIONS

TRADEMARK                                                  NUMBER      DATE
---------                                                  ------      ----
Eddie Bauer Sport Shop Seattle                             76/475072   12/13/02
Finespun                                                   78/281909   08/01/03
Journeyman                                                 76/027015   04/17/00
Lodge Collection                                           78/608317   04/13/05
Lodge Collection                                           78/608319   04/13/05
Lodge Collection                                           78/608320   04/13/05
Lodge Collection                                           78/608321   04/13/05
Lodge Collection                                           78/608323   04/13/05
Windcutter                                                 78/488759   09/23/04

3.   EDDIE BAUER, INC. FOREIGN APPLICATIONS

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Eddie Bauer                    12                       Philippines                  42004 0011047   11/23/04
Eddie Bauer Signature Design   12                       Philippines                  42004 0011048   11/23/04
Eddie Bauer                    25                       Venezuela                    15691-94        11/24/94
Eddie Bauer                    18, 21, 24, 25, 42       Czech Republic               178214          3/25/02
Eddie Bauer Signature          25, 35                   Uruguay                      324.254         7/5/00
Eddie Bauer                    25                       Sri Lanka                    N/A             2/10/05
Eddie Bauer                    25                       Singapore                    N/A             1/25/05
Eddie Bauer                    42                       Chile                        463903          10/5/99
Eddie Bauer                    25                       Mauritius                    N/A             2/11/05

4.   EDDIE BAUER, INC. FOREIGN REGISTRATIONS

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Crosswinds                     18                       Canada                       TMA520019       11/30/99

----------
(2)  Eddie Bauer, Inc. believes that this trademark is to be abandoned.

(3)  Eddie Bauer, Inc. believes that this trademark is to be abandoned.

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Crosswinds                     18                       Germany                      39824635        5/31/98
Crosswinds                     18                       Japan                        4269773         4/30/99
Crosswinds                     18                       United Kingdom               2168453         11/20/98
Desert Cloth                   25                       Canada                       210946          1/6/76
Downlight                      25                       Canada                       550308          8/30/01
Ebfleece                       25                       Canada                       570492          11/8/02
Ebtek                          18,25,28                 Germany                      39640125        9/30/96
Ebtek                          18,25,28                 UK & N. Ireland              2,113,271       10/18/96
Ebtek                          14,18,25,                Canada                       TMA544259       4/30/01
Ebtek                          3                        Canada                       TMA559776       3/27/02
Eddie Bauer                    25                       Argentina                    1915147         2/26/03
Eddie Bauer                    24                       Japan                        1,357,258       11/28/78
Eddie Bauer                    18,25                    Indonesia                    260691          6/29/90
Eddie Bauer                    16                       Mexico                       431820          8/26/92
Eddie Bauer                    25                       Mexico                       526940          8/26/92
Eddie Bauer                    16,20,24,25              Germany                      2074047         12/22/92
Eddie Bauer                    16                       UK & N. Ireland              B1,522,621      12/23/92
Eddie Bauer                    24                       UK & N. Ireland              B1,522,623      12/23/92
Eddie Bauer                    20                       UK & N. Ireland              B1,522,622      12/23/92
Eddie Bauer                    16,20,24,25,42           Switzerland                  409,690         4/1/93
Eddie Bauer                    20                       Mexico                       504,655         4/12/93
Eddie Bauer                    24                       Mexico                       475,793         4/12/93
Eddie Bauer                    42                       Mexico                       486,135         2/3/94
Eddie Bauer                    30                       Mexico                       459364          3/4/94
Eddie Bauer                    42                       Mexico                       447913          8/26/92
Eddie Bauer                    42                       Mexico                       455617          4/12/93
Eddie Bauer                    12                       Mexico                       459389          3/3/94
Eddie Bauer                    3                        Mexico                       459368          3/3/94
Eddie Bauer                    21                       Mexico                       459366          3/3/94
Eddie Bauer                    14                       Mexico                       459367          3/3/94
Eddie Bauer                    28                       Mexico                       520326          4/7/94
Eddie Bauer                    16,18,20,24,25,35        France                       94535788        9/13/94
Eddie Bauer                    16,18,20,24,25,35        Benelux                      562322          12/22/94
Eddie Bauer                    16,18,20,24,25,42        Italy                        722859          1/17/95
Eddie Bauer                    16,18,20,24,25,35        Austria                      158118          5/22/95
Eddie Bauer                    16,18                    UK & N. Ireland              2,023,636       6/10/95
Eddie Bauer                    25                       Indonesia                    359000          6/15/95
Eddie Bauer                    18                       Switzerland                  431,504         6/15/95
Eddie Bauer                    35                       UK & N. Ireland              2,024,571       6/21/95
Eddie Bauer                    14,18,35                 Germany                      39524347        6/30/95
Eddie Bauer                    20                       Ireland                      166958          7/13/95
Eddie Bauer                    24                       Ireland                      166949          7/13/95
Eddie Bauer                    25                       Ireland                      166950          7/13/95
Eddie Bauer                    16                       Ireland                      166946          7/13/95
Eddie Bauer                    18                       Ireland                      166947          7/13/95
Eddie Bauer                    24                       Spain                        1,977,402       7/19/95
Eddie Bauer                    20                       Spain                        1,977,401       7/19/95
Eddie Bauer                    16                       Spain                        1,977,399       7/19/95

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Eddie Bauer                    16                       Colombia                     181838          11/29/95
Eddie Bauer                    18                       Colombia                     181888          11/29/95
Eddie Bauer                    20                       Colombia                     181887          11/29/95
Eddie Bauer                    24                       Colombia                     181886          11/29/95
Eddie Bauer                    25                       Colombia                     181885          11/29/95
Eddie Bauer                    42                       Colombia                     181877          11/29/95
Eddie Bauer                    25                       Dominican Republic           100446          10/30/98
Eddie Bauer                    25                       Dominican Republic           100435          10/30/98
Eddie Bauer                    16,18,20,24,25,35        Portugal                     311,579         6/3/96
Eddie Bauer                    35,42                    Ireland                      219537          7/1/96
Eddie Bauer                    8                        Japan                        3217063         10/31/96
Eddie Bauer                    11                       Japan                        3201763         9/30/96
Eddie Bauer                    13                       Japan                        3270240         3/12/97
Eddie Bauer                    29                       Japan                        3200891         9/30/06
Eddie Bauer                    30                       Japan                        3201767         9/30/96
Eddie Bauer                    31                       Japan                        3209634         10/31/96
Eddie Bauer                    12                       Japan                        3201764         9/30/96
Eddie Bauer                    9                        Japan                        3201762         9/30/96
Eddie Bauer                    14                       Japan                        320-9622        10/31/96
Eddie Bauer                    18                       Japan                        3209623         10/31/96
Eddie Bauer                    20                       Japan                        3217066         10/31/96
Eddie Bauer                    24                       Japan                        3209632         10/31/96
Eddie Bauer                    25                       Japan                        3209624         10/31/96
Eddie Bauer                    18                       Bolivia                      62420-C         11/1/96
Eddie Bauer                    16                       Bolivia                      62421-C         11/1/96
Eddie Bauer                    20                       Bolivia                      62418-C         11/1/96
Eddie Bauer                    24                       Bolivia                      62419-C         11/1/96
Eddie Bauer                    25                       Bolivia                      62414-C         11/1/96
Eddie Bauer                    42                       Bolivia                      62433-C         11/1/96
Eddie Bauer                    16                       Ecuador                      2083-96         11/13/96
Eddie Bauer                    18                       Ecuador                      208496          11/13/96
Eddie Bauer                    20                       Ecuador                      208596          11/13/96
Eddie Bauer                    24                       Ecuador                      208696          11/13/96
Eddie Bauer                    25                       Ecuador                      208796          11/13/96
Eddie Bauer                    22                       Japan                        3223117         11/29/96
Eddie Bauer                    18                       China                        913096          12/14/96
Eddie Bauer                    16,18,20,24,25,42        Hong Kong (merged renewal)   19980140AA      12/20/96
Eddie Bauer                    21                       Japan                        3236088         12/25/96
Eddie Bauer                    25                       China                        925488          1/7/97
Eddie Bauer                    24                       China                        928837          1/14/97
Eddie Bauer                    16                       China                        932264          1/21/97
Eddie Bauer                    20                       China                        933743          1/21/97
Eddie Bauer                    35                       China                        943552          2/7/97
Eddie Bauer                    16                       Japan                        3329311         7/4/97
Eddie Bauer                    35                       Spain                        2111150         10/5/98
Eddie Bauer                    16                       South Korea                  449807          6/23/99
Eddie Bauer                    24,25                    Chile                        550597          10/21/99
Eddie Bauer                    35                       Chile                        558330          1/12/00
Eddie Bauer                    25                       Honduras                     76583           2/2/00
Eddie Bauer                    25                       Taiwan                       901678          8/16/00

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Eddie Bauer                    25                       Paraguay                     229943          11/13/00
Eddie Bauer                    3,4                      Canada                       TMA546820       6/20/01
Eddie Bauer                    25                       China                        1751950         4/21/02
Eddie Bauer                    9                        New Zealand                  670887          6/23/03
Eddie Bauer                    6                        New Zealand                  669972          5/10/04
Eddie Bauer Adventurer         3                        Canada                       TMA519505       11/17/99
Eddie Bauer Adventurer         3                        Japan                        4318497         9/24/99
Eddie Bauer Balance            3,4                      Canada                       TMA544234       4/30/01
Eddie Bauer Balance            3,4                      Germany                      39655067        12/31/96
Eddie Bauer Balance            3,4                      United Kingdom               2118186         8/1/97
Eddie Bauer Design             25                       Canada                       156448          4/19/68
Eddie Bauer Experienced
   Based                       3,4                      United Kingdom               2225138         9/6/02
Eddie Bauer Goose Logo         25                       Mexico                       459796          3/3/94
Eddie Bauer Goose Logo         22                       Mexico                       459800          3/3/94
Eddie Bauer Goose Logo         9                        Mexico                       517017          4/7/94
Eddie Bauer Goose Logo         8                        Mexico                       520325          3/3/94
Eddie Bauer Goose Logo         11                       Mexico                       520323          3/3/94
Eddie Bauer Goose Logo         25                       Mexico                       459796          3/3/94
Eddie Bauer Goose Logo         28                       Mexico                       472637          4/7/94
Eddie Bauer Goose Logo         3                        Mexico                       467,858         3/3/94
Eddie Bauer Goose Logo         21                       Mexico                       459798          3/3/94
Eddie Bauer Goose Logo         12                       Mexico                       462324          3/3/94
Eddie Bauer Goose Logo         14                       Mexico                       467,860         3/3/94
Eddie Bauer Goose Logo         16                       Mexico                       459797          3/3/94
Eddie Bauer Goose Logo         24                       Mexico                       462322          3/3/94
Eddie Bauer Goose Logo         20                       Mexico                       462323          3/3/94
Eddie Bauer Goose Logo         18                       Mexico                       467,863         3/3/94
Eddie Bauer Goose Logo         42                       Mexico                       475,814         3/3/94
Eddie Bauer Goose Logo         16,25,35                 European CTM                 001 395 284     11/24/02
Eddie Bauer Goose Logo         25                       France                       94/535790       9/13/94
Eddie Bauer Goose Logo         18,24,25                 Benelux                      562324          12/22/94

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Eddie Bauer Goose Logo         25                       Italy                        722971          1/17/95
Eddie Bauer Goose Logo         25                       Austria                      157848          5/3/95
Eddie Bauer Goose Logo         25                       Switzerland                  431,450         6/15/95
Eddie Bauer Goose Logo         25                       UK & N. Ireland              2,024,572       6/21/95
Eddie Bauer Goose Logo         18,24,25                 Germany                      39524753        6/30/95
Eddie Bauer Goose Logo         25                       Ireland                      167087          7/13/95
Eddie Bauer Goose Logo         25                       Spain                        1,977,406       7/19/95
Eddie Bauer Goose Logo         25                       Portugal                     311,581         6/3/96
Eddie Bauer Goose Logo         25                       Brazil                       817934634       10/1/96
Eddie Bauer Goose Logo         25                       Bolivia                      62415-C         11/1/96
Eddie Bauer Goose Logo         25                       Colombia                     287986          4/23/03
Eddie Bauer Goose Logo         13                       Japan                        3277696         4/11/97
Eddie Bauer Goose Logo         25                       Ecuador                      208296          11/13/96
Eddie Bauer Goose Logo         25                       Hong Kong                    01925 of 1999   12/20/96
Eddie Bauer Goose Logo         18                       Japan                        3242033         12/25/96
Eddie Bauer Goose Logo         14                       Japan                        3242183         12/25/96
Eddie Bauer Goose Logo         25                       China                        943415          1/21/97
Eddie Bauer Goose Logo         29                       Japan                        3244945         1/31/97
Eddie Bauer Goose Logo         30                       Japan                        3244946         4/31/97
Eddie Bauer Goose Logo         28                       Japan                        3236092         12/25/96
Eddie Bauer Goose Logo         25                       Japan                        3250459         1/31/97
Eddie Bauer Goose Logo         20                       Japan                        3259909         2/24/97
Eddie Bauer Goose Logo         24                       Japan                        3264779         2/24/97
Eddie Bauer Goose Logo         12                       Japan                        3277695         4/11/97
Eddie Bauer Goose Logo         16                       Japan                        3283561         4/18/97
Eddie Bauer Goose Logo         22                       Japan                        3282490         4/18/97

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Eddie Bauer Goose Logo         21                       Japan                        3289260         4/25/97
Eddie Bauer Goose Logo         11                       Japan                        3284821         4/18/97
Eddie Bauer Goose Logo         9                        Japan                        3270243         3/12/97
Eddie Bauer Goose Logo         8                        Japan                        3284820         4/18/97
Eddie Bauer Goose Logo         31                       Japan                        3239629         12/25/96
Eddie Bauer Goose Logo         16                       South Korea                  449809          6/23/99
Eddie Bauer Goose Logo         25                       Taiwan                       917864          12/1/00
Eddie Bauer Home               42                       Mexico                       500235          5/16/94
Eddie Bauer Home               28                       Mexico                       461385          3/22/94
Eddie Bauer Home               21                       Mexico                       461357          3/3/94
Eddie Bauer Home               24                       Mexico                       459373          3/3/94
Eddie Bauer Home               3                        Mexico                       459371          3/3/94
Eddie Bauer Home               27                       Mexico                       459372          3/3/94
Eddie Bauer Home               20                       Mexico                       459375          3/3/94
Eddie Bauer Home               16                       Mexico                       459369          3/3/94
Eddie Bauer Home               16                       Japan                        3179794         7/31/96
Eddie Bauer Outdoor
   Outfitter Since 1920
   And Design                  35                       Canada                       TMA558217       2/20/02
Eddie Bauer Rewards (and
   Design)                     35                       Canada                       TMA527813       5/16/00
Eddie Bauer Signature          25,35                    Canada                       156446          4/19/68
Eddie Bauer Signature          35                       Canada                       225694          1/27/78
Eddie Bauer Signature          20,21,22,25,27,28        Japan                        1,453,370       1/30/81
Eddie Bauer Signature          12                       Canada                       383729          5/3/91
Eddie Bauer Signature          25                       UK & N. Ireland              1,522,624       12/23/92
Eddie Bauer Signature          24                       Mexico                       459382          3/3/94
Eddie Bauer Signature          14                       Mexico                       459380          3/3/94
Eddie Bauer Signature          25                       Mexico                       500,236         3/3/94
Eddie Bauer Signature          3                        Mexico                       459377          3/3/94
Eddie Bauer Signature          21                       Mexico                       459376          3/3/94
Eddie Bauer Signature          18                       Mexico                       520324          3/3/94

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Eddie Bauer Signature          16                       Mexico                       459381          3/3/94
Eddie Bauer Signature          20                       Mexico                       459383          3/3/94
Eddie Bauer Signature          12                       Mexico                       459385          3/3/94
Eddie Bauer Signature          22                       Mexico                       459,390         3/3/94
Eddie Bauer Signature          42                       Mexico                       471,740         3/22/94
Eddie Bauer Signature          28                       Mexico                       5203727         4/7/94
Eddie Bauer Signature          25                       France                       94/535789       9/13/94
Eddie Bauer Signature          25                       Austria                      155082          10/31/94
Eddie Bauer Signature          18,24,25                 Benelux                      562323          12/22/94
Eddie Bauer Signature          25                       Italy                        734591          1/20/95
Eddie Bauer Signature          25                       UK & N. Ireland              2,023,643       6/10/95
Eddie Bauer Signature          25                       Switzerland                  431,434         6/15/95
Eddie Bauer Signature          18,24,25                 Germany                      39524754        6/30/95
Eddie Bauer Signature          25                       Ireland                      167741          7/13/95
Eddie Bauer Signature          25                       Colombia                     181988          12/13/95
Eddie Bauer Signature Logo     6                        New Zealand                  669971          5/10/04
Eddie Bauer Signature          9                        New Zealand                  670888          6/26/03
Eddie Bauer Signature          25                       Peru                         22749           1/22/96
Eddie Bauer Signature          25                       Portugal                     311,580         6/3/96
Eddie Bauer Signature          25                       Panama                       076095          6/26/95
Eddie Bauer Signature          16                       Japan                        3201735         9/30/96
Eddie Bauer Signature          24                       Japan                        3209633         10/31/96
Eddie Bauer Signature Design   25                       Japan                        1672356         3/22/84
Eddie Bauer Signature Design   21                       Japan                        1710871         8/28/84
Eddie Bauer Signature Design   19                       Japan                        1691416         6/21/84
Eddie Bauer Signature          20                       Japan                        3217067         10/31/96

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Eddie Bauer Signature          25                       Bolivia                      62416-C         11/1/96
Eddie Bauer Signature          25                       Ecuador                      208196          11/13/96
Eddie Bauer Signature          22                       Japan                        3223118         11/29/96
Eddie Bauer Signature          25                       Hong Kong                    1403/1998       12/20/96
Eddie Bauer Signature          14                       Japan                        3242185         12/25/96
Eddie Bauer Signature          25                       China                        925486          1/7/97
Eddie Bauer Signature          16                       South Korea                  449808          6/23/99
Eddie Bauer Signature &
   Design                      22                       Japan                        1,672,363       3/22/84
Eddie Bauer Signature Design   11                       Japan                        3343547         9/5/97
Eddie Bauer Signature &
   Design                      12                       Japan                        1,700,231       7/25/84
Eddie Bauer Signature Design   13                       Japan                        3270241         3/12/97
Eddie Bauer Signature Design   13                       Japan                        1691415         6/21/84
Eddie Bauer Signature Design   9                        Japan                        3236084         12/25/96
Eddie Bauer Signature &
   Design                      24                       Japan                        1700228         7/25/84
Eddie Bauer Signature &
   Design                      21                       Japan                        1,710,871       8/28/84
Eddie Bauer Signature &
   Design                      20                       Japan                        1,666,279       3/22/84
Eddie Bauer Signature Design   31                       Japan                        3209635         10/31/96
Eddie Bauer Signature Design   30                       Japan                        3201768         9/30/96
Eddie Bauer Signature Design   29                       Japan                        3200892         9/30/96
Eddie Bauer Signature &
   Design                      25,35                    Canada                       307215          9/20/85
Eddie Bauer Weatheredge
   (Old) Design                18,24,25                 Germany                      398 23 848      4/30/98
Eddie Bauer Weatheredge
   Design                      18,24,25                 Germany                      39900675        1/31/99
Elkhorn                        25                       Canada                       TMA555061       12/5/01
Experience Based               35                       Canada                       1050874         7/31/02
Experience Based               25                       Japan                        4447820         1/19/01
Guide Bag                      18                       Canada                       1049199         7/31/02
Jet Commuter                   25                       Canada                       208450          7/25/75
Kara Koram                     25                       Canada                       209152          8/29/75
Laconner                       25                       Canada                       TMA570497       11/8/02

TRADEMARK                      CLASS                    COUNTRY                      NUMBER          DATE
---------                      -----                    -------                      ------          ----
Legend For Four Generations    18,24,25                 Japan                        4442555         12/22/00
Mite Lite                      11                       Canada                       285072          11/18/83
Mountain Range Design          18                       Japan                        4460365         3/16/01
North Cascade                  25                       Canada                       571812          12/5/02
Polar Light                    20,25                    Canada                       210240          10/24/75
Polar Parka                    25                       Canada                       TMA555034       12/5/01
Snapjac                        25                       Japan                        3239757         12/25/96
Snap-Jac                       25                       Canada                       207639          6/20/75
Snohomish                      25                       Canada                       571243          11/25/02
Snowline                       25                       Canada                       214625          7/2/76
Sport Shop & Design            28                       Japan                        3236093         12/25/96
Sport Shop & Design            18                       Japan                        3242034         12/25/96
Sport Shop & Design            25                       Japan                        3250460         1/31/97
Sport Shop & Design            20                       Japan                        3259910         2/24/97
Sport Shop & Design            16                       Japan                        3289264         4/25/97
Sport Shop & Design            9                        Japan                        3283562         4/18/97
Sport Shop And Design          20                       Mexico                       462321          3/3/94
Sport Shop And Design          25                       Mexico                       464161          3/3/94
Sport Shop & Design            28                       Mexico                       467873          4/7/94
Sport Shop And Design          14                       Mexico                       467,859         3/3/94
Sport Shop & Design            9                        Mexico                       462320          3/3/94
Sport Shop And Design          16                       Mexico                       459794          3/3/94
Sport Shop And Design          18                       Mexico                       472,634         3/22/94
Sport Shop & Design            42                       Mexico                       477340          3/22/94
Thermolene                     25                       Canada                       TMA570498       11/8/02
Weatheredge                    18,24,25                 UK & N. Ireland              2158689         2/19/98
Weatheredge                    18,24,25                 Japan                        4250842         3/12/99
Weatheredge                    24,25                    Canada                       TMA520639       12/18/99
Windcutter                     25                       Canada                       TMA570499       11/8/02
Windfoil                       25                       Canada                       TMA559886       4/4/02

5.   EDDIE BAUER, INC. AUSTRALIAN TRADEMARK REPORT

                                                                                          SERIAL
TRADEMARK                               CLASS                              FILE NUMBER    NUMBER               STATUS
---------    -----------------------------------------------------------  -------------  -------  -------------------------------
EDDIE BAUER  Class 16: Catalogues                                         00632.00.0447  645,509  Registered 6/24/03.
             Class 18: Luggage including briefcases, carry bags, field
             bags, duffel bags, backpacks, day packs, pouches; umbrellas
             Class 20: Tables, beds, chairs, pillows, cushions
             Class 24: Bedding and bed linen, quilts, quilt covers,
             towels, blankets
             Class 42: Retail store services and mail order services
             relating to luggage, tables, beds, chairs, pillows,
             cushions, bedding and bed linen, quilts, quilt covers,
             towels, blankets and articles of clothing including
             footwear and headgear

EDDIE BAUER  Class 6: Luggage locks                                       00632.00.0448  938,843  Registered 10/7/04.
             Class 9: Voltage converters
             Class 14: Travel alarm clocks
             Class 18: Cargo duffel bags, travel duffel bags, rolling
             duffel bags, backpacks, sport duffel bags, rolling gear
             bags, rolling backpacks, cargo cases, packing cases,
             overseas cases, attache cases, brief cases, business cases, toiletries bags, cosmetic bags, vanity cases, garment bags, organizer totes, luggage tabs, money belts, passport cases, wallets, garment covers, belly bags, shoe bags, wet
             pouches, luggage carts

EDDIE BAUER  Class 25: Articles of clothing, including headgear and       00632.00.0449  937,199  This is a divisional
             footwear                                                                             application directed to
                                                                                                  clothing products. This
                                                                                                  application will remain
                                                                                                  suspended pending completion of
                                                                                                  the cancellation against the
                                                                                                  Bauer Nike Hockey Class 25
                                                                                                  registration.

EDDIE BAUER  Class 9: Eyewear, including eyeglasses and eyeglass frames   00632.00.0459  938,740  Registered 2/11/04.

EDDIE BAUER  Class 4: Candles                                             724,732                 Registered 2/10/99.
BALANCE

GOOSE LOGO   Class 25: Articles of clothing, including headgear and       00364.01.0831  645,506  Suspended pending completion of
             footwear                                                                             cancellation proceeding against
                                                                                                  Class 25 Bauer Nike Hockey
                                                                                                  registration. We will make one
                                                                                                  further

                                                                                          SERIAL
TRADEMARK                               CLASS                              FILE NUMBER    NUMBER               STATUS
---------    -----------------------------------------------------------  -------------  -------  -------------------------------
                                                                                                  attempt to convince the Office
                                                                                                  to allow this mark because the
                                                                                                  expression "BAUER" is only a
                                                                                                  part of the overall composite
                                                                                                  logo.

SIGNATURE    Class 25: Articles of clothing, including headgear and       00364.01.0832  645,507  Suspended pending completion of
LOGO         footwear                                                                             cancellation proceeding against
                                                                                                  the Class 25 Bauer Nike Hockey
                                                                                                  registration.

SIGNATURE    Class 6: Luggage locks                                       00632.00.0446  937,046  Registered 11/11/04.
LOGO         Class 9: Voltage converters
             Class 14: Travel alarm clocks
             Class 18: Cargo duffel bags, travel duffel bags, rolling
             duffel bags, backpacks, sport duffel bags, rolling gear
             bags, rolling backpacks, cargo cases, packing cases,
             overseas cases, attache cases, brief cases, business cases, toiletries bags, cosmetic bags, vanity cases, garment bags, organizer totes, luggage tabs, money belts, passport cases, wallets, garment covers, belly bags, shoe bags, wet
             pouches, luggage carts
             Class 20: Neck pillows

SIGNATURE    Class 9: Eyewear, including eyeglasses and eyeglass frames   00632.00.0460  938,739  Registered 2/11/04.
LOGO

6.   EDDIE BAUER, INC. COPYRIGHT REGISTRATIONS

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: [catalog]. Sep99.                             TX5019038  11/17/99  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall resource 99                   TX5019038  11/17/99  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Oct99                              TX5019038  11/17/99  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday preview 99                 TX5019038  11/17/99  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1Nov99                             TX5046648  1/3/00    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 8Nov99                             TX5046648  1/3/00    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 26Nov99                            TX5046648  1/3/00    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 8Dec99                             TX5046648  1/3/00    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 19Jan00                            TX5096267  3/27/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Clearance                          TX5096267  3/27/00   Eddie Bauer, Inc.                Registered

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: [catalog]. Feb-Mar00                          TX5096267  3/27/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring sale                        TX5096267  3/27/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Welcome                            TX5096267  3/22/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 10Apr00                            TX5115956  6/21/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 17Apr00                            TX5115956  6/21/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 8May00                             TX5115956  6/21/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 30May00                            TX5115956  6/21/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 19Jun00                            TX5115956  6/21/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 17Jul00                            TX205655   9/27/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 7Aug00                             TX205655   9/27/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 28Aug00                            TX205655   9/27/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 11Sep00                            TX205655   9/27/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 4Oct00                             TX5209550  12/19/00  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 23Oct00                            TX5209550  12/19/00  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 30Oct00                            TX5209550  12/19/00  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 24Nov00                            TX5209550  12/19/00  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 6Dec00                             TX5209550  12/19/00  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 2Jan01                             TX5286763  3/22/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Jan01                              TX5286763  3/22/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 5Feb01                             TX5286763  3/22/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Feb01                              TX5286763  3/22/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 5Mar01                             TX5286763  3/22/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Apr01                              TX5286763  3/22/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Mother's Day                       TX5348347  6/25/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. May sale                           TX5348347  6/25/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. June 2001                          TX5348347  6/25/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Kids sale                          TX5348347  6/25/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 78                          TX55907    6/19/78   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 78                          TX55904    6/19/78   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. mid-winter 78                      TX141103   7/27/78   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 78                            TX108686   9/18/78   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Christmas 78                       TX145215   11/20/78  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 78                          TX172413   1/8/79    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Special retail mailer              TX172412   1/8/79    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. mid-winter 79                      TX172416   1/8/79    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 79                          TX240580   1/8/79    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 79                          TX240582   1/8/79    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 80                          TX460732   4/29/80   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 88                            TX2491842  1/10/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: [catalog]. Winter 88                          TX2491841  1/10/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. 1988. The best time of the         TX2491840  1/10/89   Spiegel, Inc. [reference: Eddie  Registered
year                                                                            Bauer, Inc.]
Eddie Bauer: [catalog]. Holiday 88                         TX2489635  1/10/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. 1988 Eddie Bauer gift express      TX2489636  1/10/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Snowbreak 89                       TX2503035  1/31/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Spring 89                          TX2509126  2/27/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Spring 89                          TX2548711  2/27/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Summer 89                          TX2564576  5/18/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Winter 88                          TX2615278  6/19/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Spring 89                          TX2574145  6/8/89    Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Summer 89                          TX2574577  6/8/89    Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Summer 89                          TX2583277  8/6/89    Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Fall 89                            TX2625987  8/21/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Fall 89                            TX2663645  10/5/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Fall 89                            TX2654824  10/5/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Winter 89                          TX2663646  10/5/89   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Holiday 89                         TX2710908  12/13/89  Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. 1989                               TX2709455  12/13/89  Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Winter 89                          TX2814746  4/20/90   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Spring 90                          TX2807181  4/20/90   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Spring 90                          TX2820303  4/20/90   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Spring 90                          TX2782386  4/20/90   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]
Eddie Bauer: [catalog]. Summer 90                          TX2816447  4/20/90   Spiegel, Inc. [reference: Eddie  Registered
                                                                                Bauer, Inc.]

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: [catalog]. Summer 90                          TX2910378  9/28/90   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Sunward 90                         TX2923861  10/1/90   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 90                            TX2910379  9/28/90   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 90                            TX2960505  10/30/90  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 90                          TX3073494  9/21/90   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1990                               TX3018689  2/13/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday 90                         TX3007259  2/11/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1990                               TX3007457  2/11/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 91                          TX3060774  5/1/91    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 91                          TX3072845  5/1/91    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday 90                         TX3099657  2/13/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter                             TX3081842  5/1/91    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 91                          TX3087715  5/1/91    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 91                          TX3078820  5/1/91    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. sunward 91                         TX3078819  5/1/91    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 91                          TX3164267  10/8/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1991                               TX3164266  10/8/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1991                               TX3164285  10/8/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 91                            TX3162479  10/8/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1991                               TX3156236  10/8/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1991                               TX3158309  10/8/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 91                          TX3156188  10/8/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 91                          TX3258151  3/3/92    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday 91                         TX3258107  3/3/92    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Oct91                              TX3265723  3/3/92    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Nov91                              TX3285348  3/3/92    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1992                               TX3420936  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Anticipating spring 92             TX3430196  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1992                               TX3420935  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 92                          TX3425837  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 92                          TX3428193  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 92                          TX3420280  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Moods of summer 92                 TX3430199  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 92                          TX3419786  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1992                               TX3419431  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 92                          TX3425888  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Jun 92                             TX3425839  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1992                               TX3420938  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 92                            TX3430202  10/23/92  Eddie Bauer, Inc.                Registered

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: [catalog]. Aug 92                             TX3420937  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall-winter 92                     TX3420934  11/4/92   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 92                          TX3503980  3/26/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 92                          TX3519775  3/26/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday 92                         TX3503981  3/26/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Gift 92                            TX3519571  3/26/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 92                          TX3503946  3/26/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 92                          TX3503947  3/26/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Jan93                              TX3608943  7/28/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 93                          TX3574585  7/29/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Feb93                              TX3590913  7/28/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 93                          TX3631638  7/30/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 93                          TX3646630  8/2/93    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. May93                              TX3607868  7/28/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Jun93                              TX3640967  7/30/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Jun93                              TX3597721  7/28/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Mar93                              TX3734228  7/29/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Apr93                              TX3734227  7/29/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Jul93                              TX3699168  12/7/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Aug93                              TX3688990  12/7/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 93                            TX3757532  12/6/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 93                            TX3707651  12/7/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Oct93                              TX3684635  12/7/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday 93                         TX3689930  12/6/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday 93                         TX3709030  12/7/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 93                          TX3796154  2/28/94   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 94                            TX4003278  2/7/95    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Oct94                              TX4003279  2/7/95    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Oct94                              TX4003276  2/7/95    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Nov94                              TX4003277  2/7/95    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 1994                               TX3987062  2/7/95    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Jan94                              TX4160889  9/26/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring preview 94                  TX4160892  9/26/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Feb94                              TX4135245  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Feb94                              TX4160890  9/26/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 94                          TX4208558  12/4/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring resource 94                 TX4160894  9/26/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Mar94                              TX4137433  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Apr94                              TX4136930  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 94                          TX4137431  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer resource 94                 TX4160893  9/26/95   Eddie Bauer, Inc.                Registered

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: [catalog]. Jun94                              TX4137432  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. July94                             TX4166288  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. July94                             TX4174793  9/26/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Aug94                              TX4166249  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Aug94                              TX4160895  9/26/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Sep94                              TX4195804  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Aug94                              TX4160950  9/26/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall resource 94                   TX4160891  9/26/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday 94                         TX4195577  12/4/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. 15Feb94                            TX4195803  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Sale ends 31Jan95                  TX4202595  12/4/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 95                          TX4202597  12/4/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Feb95                              TX4199580  1/26/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Mar95                              TX4199143  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Mar95                              TX4137430  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Apr-May95                          TX4137429  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. May95                              TX4199575  1/26/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 95                          TX4202596  12/4/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Jul95                              TX4166250  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 95                          TX4137745  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Aug95                              TX4199140  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Aug-Sep95                          TX4180562  1/25/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Oct-Nov95                          TX4205205  1/26/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Oct95                              TX4195832  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Oct95                              TX4198663  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Nov95                              TX4199141  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Nov95                              TX4191498  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Dec95                              TX4199574  1/26/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter 96                          TX4180873  1/25/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Jan-Feb96                          TX4222351  1/29/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Nov94                              TX4245042  1/25/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. May95                              TX4296896  12/4/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring resource 96                 TX4262077  4/10/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday 96                         TX4388595  12/3/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Home gift 96                       TX4399601  12/16/96  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Gift sourcebook 96                 TX4399584  12/16/96  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring resource 97                 TX4452569  3/24/97   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer 97                          TX4489673  5/28/97   Eddie Bauer, Inc.                Registered

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: [catalog]. Fall 97                            TX4541693  9/12/97   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Gift resource 97                   TX4634759  1/20/98   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring 98                          TX4645350  3/20/98   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Apr98                              TX4682568  5/6/98    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Aug98                              TX4759126  9/2/98    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall resource 98                   TX4769050  10/2/98   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Winter resource 98                 TX4787624  10/28/98  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Holiday 98                         TX4802075  12/2/98   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Christmas 98                       TX4826275  1/15/99   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Spring resource 99                 TX4906293  4/26/99   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Summer resource 1999               TX4908730  5/19/99   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Aug99                              TX4964175  8/9/99    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall quarter 99                    TX4964002  8/11/99   Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Fall 78                            TX145220   11/20/78  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog]. Christmas 78                       TX145219   11/20/78  Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog] - [Canada]. Winter 78-79            TX240583   5/8/79    Eddie Bauer, Inc.                Registered
Eddie Bauer: [catalog] - [Canada]. Spring 79               TX240581   5/8/79    Eddie Bauer, Inc.                Registered
Eddie Bauer: Gift Book [catalog]. 1978                     TX145216   11/20/78  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 399         TX5091179  5/10/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 405         TX5091179  5/10/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 411         TX5091179  5/10/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 419         TX5091179  5/10/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 416-418     TX5115929  6/19/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 424-429     TX5115929  6/19/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 470         TX5164044  9/22/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 478         TX5164044  9/22/00   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 411         TX5286707  3/12/01   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 416         TX5325612  6/8/01    Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 419         TX5286707  3/12/01   Eddie Bauer, Inc.                Registered

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: home collection. - - Spring 1991, 424         TX5325612  6/8/01    Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, spring 91   TX3084568  5/7/91    Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, summer 91   TX3155929  10/8/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, fall 91     TX3155513  10/8/91   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, holiday 91  TX3265821  3/3/92    Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Mar92       TX3425836  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, spring 92   TX3459985  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, summer 92   TX3460182  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, fall 92     TX3460181  10/23/92  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Oct92       TX3555316  5/10/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, holiday 92  TX3519588  3/22/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Nov92       TX3555347  5/10/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Jan93       TX3607867  7/28/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Mar93       TX3617912  7/29/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Aug93       TX3736563  12/7/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Oct93       TX3689523  12/6/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Nov93       TX3707652  12/7/93   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Jan94       TX4166247  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, spring 94   TX4142371  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, summer 94   TX4166248  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Aug94       TX4195791  21/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Oct94       TX4195797  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Nov94       TX4195796  12/7/95   Eddie Bauer, Inc.                Registered

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: home collection. - - Spring 1991, Dec94       TX4195795  12/7/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, spring 95   TX4141975  9/11/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Apr95       TX4176263  12/4/95   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Aug95       TX4199578  1/26/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Oct95       TX4199573  1/26/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Nov95       TX4199577  1/26/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, holiday 95  TX4180871  1/25/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Jan 96      TX4180872  1/25/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Feb96       TX4320380  7/3/96    Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Aug96       TX4335290  8/27/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 9Oct96      TX4348624  10/9/96   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991,             TX4383567  11/22/96  Eddie Bauer, Inc.                Registered
holiday preview 96
Eddie Bauer: home collection. - - Spring 1991, Nov96       TX4390984  11/19/96  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Jan97       TX4452568  3/24/97   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Feb97       TX4445226  3/24/97   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Apr97       TX4501484  6/2/97    Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Aug97       TX4529245  8/27/97   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Oct97       TX4563485  10/16/97  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, winter      TX4580255  11/10/97  Eddie Bauer, Inc.                Registered
resource 97
Eddie Bauer: home collection. - - Spring 1991, Nov97       TX4584355  11/10/97  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Dec97       TX4608514  12/15/97  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Jan98       TX4616515  2/4/98    Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Mar98       TX4645064  3/2/98    Eddie Bauer, Inc.                Registered

                                                                        REG.
                        COPYRIGHT                           REG. NO.    DATE                 OWNER                 STATUS
                        ---------                          ---------  --------  -------------------------------  ----------
Eddie Bauer: home collection. - - Spring 1991, Apr98       TX4691190  5/6/98    Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Jun98       TX4710861  6/18/98   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Aug98       TX4766106  8/13/98   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Sep98       TX4774845  9/23/98   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Oct98       TX4784913  10/28/98  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Nov98       TX4802076  12/2/98   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, gift        TX4826276  1/15/99   Eddie Bauer, Inc.                Registered
resource 98
Eddie Bauer: home collection. - - Spring 1991, Jan99       TX4826453  1/15/99   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Apr99       TX4906046  5/10/99   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 405         TX4947200  7/22/99   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, May99       TX4908738  5/19/99   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, May99       TX4935384  6/7/99    Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, Aug99       TX4976393  8/23/99   Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 478         TX4986785  11/16/99  Eddie Bauer, Inc.                Registered
Eddie Bauer: home collection. - - Spring 1991, 482,        TX4986785  11/16/99  Eddie Bauer, Inc.                Registered
629, 648 & 483
Eddie Bauer: home collection. - - Spring 1991,             TX4986785  11/16/99  Eddie Bauer, Inc.                Registered
486,487 & 488
Eddie Bauer outfitting great outdoor adventures for        TX145217   11/20/78  Eddie Bauer, Inc.                Registered
over 50 years
The Eddie Bauer guide to family camping                    TX1263004  1/23/84   The Eddie Bauer Company, Inc.    Registered
The Eddie Bauer guide to cross-country skiing              TX1369100  7/2/84    Eddie Bauer Inc.                 Registered
The Eddie Bauer guide to backpacking                       TX1457032  11/26/84  Eddie Bauer, Inc.                Registered
The Eddie Bauer guide to fly fishing                       TX1496900  1/17/85   Eddie Bauer, Inc.                Registered
Eddie Bauer sampler sweater                                VA323561   6/20/88   Eddie Bauer, Inc.                Registered

                                                                      SCHEDULE 7

                               MATERIAL AGREEMENTS

Aurora Sourcing, Inc.: Buying Agency Agreement dated August 20, 2003 between Aurora Sourcing, Inc. and Eddie Bauer, Inc.

Eddie Bauer International (Americas), Inc.: Buying Agency Agreement dated March 1, 1998 between Eddie Bauer International (Americas), Inc. and Eddie Bauer, Inc. A new agreement is currently being negotiated; originally, this agreement was assumed. Eddie Bauer International (Americas), Inc. Eddie Bauer, Inc. has implicitly consented to the use by Eddie Bauer International (Americas), Inc. ("EBIA") of "Eddie Bauer" in its corporate title, and in connection with EBIA's performance of its obligations.

Eddie Bauer International Ltd.: Buying Agency Agreement dated January 1, 1994 between Eddie Bauer, Inc. and Eddie Bauer International Ltd. Eddie Bauer International Ltd.: Eddie Bauer, Inc. has implicitly consented to the use by Eddie Bauer International Ltd. ("EBI") of "Eddie Bauer" in its corporate title, and in connection with EBI's performance of its obligations under the agreement. A new agreement is currently being negotiated; originally, this agreement was assumed.

Fry, Inc.: Web Site Hosting Agreement dated March 1, 2005 between Fry, Inc. and Eddie Bauer, Inc.

Otto International (Hong Kong) Limited: Vendor Payment Services Agreement dated September 30, 2002 between Otto International (Hong Kong) Limited and Eddie Bauer, Inc. The agreement is being negotiated; originally, this agreement was not assumed.

R.R. Donnelly & Sons Company: Eddie Bauer Agreement for Printing and Electronic Publishing Services dated July 7, 2004 between R.R. Donnelly & Sons Company and Eddie Bauer, Inc.

Scan Thor UK: Buying Agency Agreement dated April 26, 2004 between Scan Thor UK and Eddie Bauer, Inc.

Shira Trading Ltd.: Amended & Restated Buying Agency Agreement dated April 24, 2004 between Shira Trading Ltd. and Eddie Bauer, Inc.

United Parcel Service of America, Inc.: Carrier Agreement dated as of August 25, 2004.

Bank of America, N.A. Merchant Services Agreement/Fee Schedule: Agreement dated as of September 1, 2003 between Bank of America, N.A. and Eddie Bauer, Inc.

The Chase Manhattan Bank: Agreement by and among Spiegel, Inc., Eddie Bauer, Inc. and Newport News, Inc., The Chase Manhattan Bank (as successor to First Financial Bank) and Chase Merchant Services L.L.C., dated June 18, 1999, as amended on October 8, 2002. This agreement has been assumed by Eddie Bauer, Inc.

World Financial Network National Bank: Private Label Credit Card Program Agreement dated May 2, 2003 between World Financial Network National Bank and Spiegel, Inc. and Eddie Bauer, Inc.

Aljoy Trading Limited: First Amended and Restated Buying Agency Agreement dated August 20, 2003 between Eddie Bauer, Inc. and Aljoy Trading Limited.

Plan of Reorganization, the Term Loan Agreement, the Guarantee and Collateral Agreement and any and all Loan Documents and other instruments executed in connection therewith.


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